EXHIBIT (10)(V)

THIRD AMENDMENT TO LOAN AGREEMENT

THIS THIRD AMENDMENT TO LOAN AGREEMENT (the “Amendment”) dated this 1st day of March, 2005, effective as of March 19, 2005, by and between HARLEYSVILLE GROUP INC., a corporation organized and existing under the laws of the State of Delaware with an address of 355 Maple Avenue, Harleysville, PA 19438 (the “Borrower”), and HARLEYSVILLE MUTUAL INSURANCE COMPANY, an insurance company organized and existing under the laws of the Commonwealth of Pennsylvania, with an address of 355 Maple Avenue, Harleysville, PA 19438 (the “Lender”):

WITNESSETH:

WHEREAS, The Borrower and the Lender entered into a Loan Agreement (the “Agreement”) dated March 19, 1991 whereby the Borrower borrowed the sum of $18,500,000 (the “Loan”) from the Lender for the purpose of acquiring the shares of stock of Phoenix General Insurance Company and its subsidiaries, and the principal amount of the loan remains unpaid and outstanding; and

WHEREAS, The Borrower and the Lender entered into the Second Amendment to Loan Agreement dated March 4, 1998, effective as of March 19, 1998, whereby the Loan Agreement was extended for an additional seven (7) years at an interest rate of LIBOR plus sixty-five one-hundredths (0.65%) per cent with all other terms and conditions of the Loan Agreement remaining the same; and

WHEREAS, The Borrower and the Lender desire to extend the Loan Agreement an additional seven (7) years at an interest rate of LIBOR plus forty-five one-hundredths (0.45%) per cent with all other terms and conditions of the Loan Agreement remaining the same; and

WHEREAS, Section 8.03 of the Agreement provides, inter alia, that the Borrower and the Lender may enter into a written agreement amending, modifying or supplementing the Agreement.

NOW, THEREFORE, In consideration of the premises and the mutual covenants and conditions herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1.

The definition of “Maturity Date” in Section 1.01 of Article I of the Agreement shall be deleted, and the following shall be substituted in its place:

“’Maturity Date’ shall mean the earlier to occur of March 18, 2012 or the date on which the Lender makes a demand for payment of the Note in full .”

2.

The last sentence of Section 2.01(b) of Article II of the Agreement shall be deleted, and the following shall be substituted in its place:

“The rate of interest shall be equal to LIBOR, as established by the LIBOR interest period selected by the Borrower plus forty-five one-hundredths (0.45%) per cent.”

3.

The last line of Section 2.06 of Article II of the Agreement shall be deleted and the following shall be substituted in its place:

“…then current LIBOR plus forty-five one-hundredths (0.45%) per cent.”

4.

Exhibit A-1 which amended Exhibit A referred to in Section 2.03 of Article II of the Agreement shall be deleted and Exhibit A-2, copy of which is attached hereto and made a part hereof, shall be substituted in its place.

5.

Exhibit B-1 referred to in Section 3.11 of Article III of the Agreement shall be deleted and Exhibit B-2, which is attached hereto and made a part hereof, shall be substituted in its place.

6.

All other terms, conditions, and provisions of the Agreement are hereby ratified and confirmed by the Borrower and the Lender and remain in full force and effect, except as herein modified, amended, and changed.

IN WITNESS WHEREOF, The parties hereto, by their duly authorized officers, have executed and delivered this Third Amendment to Loan Agreement on the date first above written, effective as of the date stated herein.

HARLEYSVILLE MUTUAL INSURANCE COMPANY

BY:

/s/ Mark R. Cummis

Mark R. Cummins

Senior Vice President, Chief Investment

Officer and Treasurer

HARLEYSVILLE GROUP INC.

BY:

/s/ Bruce J. Magee

Bruce J. Magee

Senior Vice President &

Chief Financial Officer

Exhibit A-2

AMENDMENT TO PROMISSORY NOTE

By the Third Amendment to Loan Agreement dated as of March 19, 1991 as amended by the Second Amendment to Loan Agreement dated March 4, 1998, by and between HARLEYSVILLE GROUP INC. and HARLEYSVILLE MUTUAL INSURANCE COMPANY, certain modifications, amendments and changes were made, as set forth therein. As a result of those modifications, amendments and changes, the Promissory Note dated March 19, 1991, as amended on March 4, 1998, effective as of March 19, 1998, is now amended, as follows:

1.

The Maturity Date has been extended from March 18, 2005 to March 18, 2012.

2.

The interest rate has been changed from LIBOR plus sixty-five one-hundredths (0.65%) per cent to LIBOR plus forty-five one-hundredths (.45%) per cent.

Dated: March 1, 2005

HARLEYSVILLE GROUP INC.

Attest:

By:

/s/ Bruce J. Magee

/s/ Robert A. Kauffman

Bruce J. Magee

Robert A. Kauffman

Senior Vice President &

Secretary

Chief Financial Officer

Exhibit B-2

HARLEYSVILLE GROUP INC. SUBSIDIARIES

NAME OF SUBSIDIARY	STATE OF DOMICILE	PERCENTAGE OWNED BY HARLEYSVILLE GROUP INC.

Carlton Holding Corporation	New York	100%
Harleysville Asset Management	Pennsylvania	100%
Harleysville-Atlantic Insurance Company	Georgia	100%
Harleysville Insurance Company	Minnesota	100%
Harleysville Insurance Company of New Jersey	New Jersey	100%
Harleysville Insurance Company of New York	New York	100%
Harleysville Insurance Company of Ohio	Ohio	100%
Harleysville Lake States Insurance Company	Michigan	100%
Harleysville Preferred Insurance Company	Pennsylvania	100%
Harleysville Worcester Insurance Company	Massachusetts	100%
Insurance Management Resources LP	Pennsylvania	100%
Mid-America Insurance Company	Pennsylvania	100%